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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 8-K

                      CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)        May 20, 1997
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                     Newcourt Receivables Corporation
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          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           Delaware
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            (STATE OR OTHER JURISDICTION OF INCORPORATION)


         33-98378                                      77-041305
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 (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          408-271-0500
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      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          Not Applicable
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     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

EXHIBIT NO.     DOCUMENT DESCRIPTION
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20              Monthly Servicer's Certificate.

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                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEWCOURT RECEIVABLES CORPORATION

Dated:  May 21, 1997        By:  /s/ DANIEL A. JAUERNIG
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                                  Daniel A. Jauernig
                                  Vice President and Chief Financial Officer
                                    and Director

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                         INDEX TO EXHIBITS

   EXHIBIT NO.     DOCUMENT DESCRIPTION
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   20              Monthly Servicer's Certificate